UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2021 (July 9, 2021)

SANDRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1 E. Sheridan Ave, Suite 500 Oklahoma City, Oklahoma	73104
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 429-5500
Not Applicable.
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Chief Executive Officer and Director

On July 9, 2021, Carl F. Giesler, Jr. submitted his resignation from his positions as Chief Executive Officer, President and as a member of the Board of Directors (the “Board”) of Sandridge Energy, Inc. (the “Company”), effective July 16, 2021 (the “CEO Resignation”), in order to pursue another career opportunity. Mr. Giesler did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Chief Executive Officer

In connection with the CEO Resignation, the Board appointed Greyson Pranin as President and Chief Executive Officer effective July 16, 2021 (the “CEO Appointment”), and in addition will maintain his role as Chief Operating Officer. Mr. Pranin’s compensation will be determined at a later time.

Mr. Pranin, age 41, has held the role of Senior Vice President and Chief Operating Officer since March 3, 2021. Prior to that Mr. Pranin most recently served as the Company’s Vice President of Engineering and Reservoir beginning June 1, 2020, and has served in various engineering, operational and leadership roles with the Company since December 2011. Prior to joining the Company, Mr. Pranin served in various engineering and operational roles for Pioneer Natural Resources from June 2010 to November 2011. Mr. Pranin has served his country as a non-commissioned and commissioned officer in the U.S. Army Engineering Corps. Mr. Pranin received his Bachelor of Science from the University of Nevada at Reno.

There is no arrangement or understanding between Mr. Pranin and any other persons pursuant to which Mr. Pranin was selected as an officer. There are no family relationships between Mr. Pranin and any director, executive officer or person nominated or chosen by the Company to become an executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”). Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Pranin had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On July 13, 2021, the Company issued a press release announcing the resignation of Mr. Giesler and CEO Appointment (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release issued July 13, 2021 announcing Officer Resignation and Officer Appointment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: July 13, 2021	By:	/s/ Salah Gamoudi

Salah Gamoudi

Senior Vice President, Chief Financial Officer and Chief Accounting Officer